UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2017

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2017, Ferrellgas, L.P. (the "operating partnership") executed a sixth amendment to its secured credit facility and a fifth amendment to its accounts receivable securitization facility.

These amendments modify (1) our leverage ratio covenant to be a maximum of 7.75x for each four-quarter period ending on and before April 30, 2018 and thereafter 5.50x and (2) our interest coverage ratio covenant to be a minimum of 1.75x for each four-quarter period end on and before April 30, 2018 and thereafter 2.50x.

Our leverage ratio is defined as the ratio of total debt of the operating partnership to trailing four quarter EBITDA of the operating partnership (adjusted for certain, defined items), as detailed in our secured credit facility and our accounts receivable securitization facility. Our interest coverage ratio is defined as the ratio of trailing four quarter EBITDA of the operating partnership (adjusted for certain, defined items) to interest expense (adjusted for certain defined items) for such period, as detailed in our secured credit facility and our accounts receivable securitization facility.

Before the amendments, our leverage ratio was a maximum of (1) 5.95x for the period ending April 30, 2017, (2) 6.05x for the period ending July 31, 2017, (3) 5.95x for the periods ending October 31, 2017 and January 31, 2017, and (4) 5.50x for each four-quarter period ending thereafter and our interest coverage ratio was a minimum of 2.50x for each four-quarter period.

The amendment to our secured credit facility also (1) reduces the amounts available to be borrowed from $700 million to $575 million, (2) increases the pricing of loans when our leverage ratio is greater than or equal to 6.00x from LIBOR plus 3.50% to LIBOR plus 3.75% and when our leverage ratio is greater than or equal to 7.00x from LIBOR plus 3.50% to LIBOR plus 4.00%, (3) limits the amount of distributions (other than distributions to Ferrellgas Partners, L.P. for payments of interest payable on its unsecured notes) that the operating partnership may make to Ferrellgas Partners, L.P. to $10 million per quarter until the leverage ratio is less than 5.50x, (4) reduces the amount of investments we can make when our leverage ratio is greater than 5.50x from $200 million to $50 million, and (5) requires us to reduce our secured credit facility with 50% of the net cash proceeds received from any equity sale.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On April 28, 2017, Ferrellgas Partners, L.P. issued a press release regarding the amendment of its secured credit facility and accounts receivables securitization facility.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 — Press release of Ferrellgas Partners, L.P. dated April 28, 2017, regarding the amendment of its secured credit facility and accounts receivable securitization facility.

Exhibit 10.1 — Amendment No. 6 to Credit Agreement and Amendment No. 3 to Security Agreement dated as of April 28, 2017, by and among Ferrellgas, L.P. as the borrower, Ferrellgas, Inc. as the general partner of the borrower, Bank of America, N.A. as administrative agent, swing line lender and L/C issuer, and the lenders party hereto.

Exhibit 10.2 — Amendment No. 5 to Receivables Purchase Agreement dated as of April 28, 2017, among Ferrellgas Receivables, LLC, as seller, Ferrellgas, L.P., as servicer, the purchasers from time to time party hereto, Fifth Third Bank and SunTrust Bank, as co-agents, and Wells Fargo Bank, N.A., as administrative agent.

Limitation on Materiality and Incorporation by Reference

The information in this Current Report on Form 8-K related to Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished to the SEC pursuant to Item 7.01 of Form 8-K and is not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of particular information in this Current Report, including Exhibit 99.1 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

May 2, 2017	By:	/s/ Alan C. Heitmann

Name: Alan C. Heitmann
Title: Executive Vice President; Chief Financial Officer;Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

May 2, 2017	By:	/s/ Alan C. Heitmann

Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

May 2, 2017	By:	/s/ Alan C. Heitmann

Name: Alan C. Heitmann
Title: Executive Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

May 2, 2017	By:	/s/ Alan C. Heitmann

Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 6 to Credit Agreement and Amendment No. 3 to Security Agreement dated as of April 28, 2017, by and among Ferrellgas, L.P. as the borrower, Ferrellgas, Inc. as the general partner of the borrower, Bank of America, N.A. as administrative agent, swing line lender and L/C issuer, and the lenders party hereto.
10.2	Amendment No. 5 to Receivables Purchase Agreement dated as of April 28, 2017, among Ferrellgas Receivables, LLC, as seller, Ferrellgas, L.P., as servicer, the purchasers from time to time party hereto, Fifth Third Bank and SunTrust Bank, as co-agents, and Wells Fargo Bank, N.A., as administrative agent.
99.1	Press release of Ferrellgas Partners, L.P. dated April 28, 2017, regarding the amendment of its secured credit facility and accounts receivable securitization facility.